UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2010

SUPERIOR SILVER MINES, INC.

(Exact name of registrant as specified in its charter)

Idaho	333-162515	82-6008752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

413 Cedar Street, Wallace, ID	83873
(Address of principal executive offices)	(Zip Code)

(208) 752-1131

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02 Departure of Directors or Certain Officers; election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2010 Terrence J. Dunne tendered his resignation as a Director of Superior Silver Mines, Inc. effective as of that date.  The Board of Directors has not appointed a director to fill the vacancy caused by Mr. Dunne’s resignation

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

SUPERIOR SILVER MINES, INC.

Date: November 1, 2010

By  /s/Thomas S. Smith

     Thomas S. Smith, President